                                                                   EXHIBIT 10.44
                                                              Contract #: 97036R

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

This Agreement ("Agreement") is made and entered into this 25th day of August, 1999, by and between Algonquin Gas Transmission Company, a Delaware Corporation (herein called "Algonquin"), and Colonial Gas Company (herein called "Customer" whether one or more persons).

WHEREAS, Algonquin and Customer are currently parties to an executed agreement dated January 6, 1999, under Algonquin's Rate Schedule AFT-1 (Algonquin's Contract No. 97036); and

WHEREAS, Algonquin and Customer desire to enter into this Agreement to supersede Algonquin's Contract No. 97036, dated January 6, 1999;

In consideration of the premises and of the mutual covenants herein contained, the parties do agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

1.1 Subject to the terms, conditions and limitations hereof and of Algonquin's Rate Schedule AFT-1, Algonquin agrees to receive from or for the account of Customer for transportation on a firm basis quantities of natural gas tendered by Customer on any day at the Point(s) of Receipt; provided, however, Customer shall not tender without the prior consent of Algonquin, at any Point of Receipt on any day a quantity of natural gas in excess of the applicable Maximum Daily Receipt Obligation for such Point of Receipt plus the applicable Fuel Reimbursement Quantity; and provided further that Customer shall not tender at all Point(s) of Receipt on any day or in any year a cumulative quantity of natural gas, without the prior consent of Algonquin, in excess of the following quantities of natural gas plus the applicable Fuel Reimbursement Quantities:

            Maximum Daily Transportation Quantity         2,000   MMBtu
            Maximum Annual Transportation Quantity      304,000   MMBtu

1.2 Algonquin agrees to transport and deliver to or for the account of Customer at the Point(s) of Delivery and Customer agrees to accept or cause acceptance of delivery of the quantity received by Algonquin on any day, less the Fuel Reimbursement Quantities; provided, however, Algonquin shall not be obligated to deliver at any Point of Delivery on any day a quantity of natural gas in excess of the applicable Maximum Daily Delivery Obligation.

                                                             Contract No. 97036R

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                   ARTICLE II

                                TERM OF AGREEMENT

2.1 This Agreement shall become effective on November 1, 1999 and shall continue in effect until and including March 31, 2000. The term of this agreement shall not be extended beyond March 31, 2000. Upon expiration of this Agreement, Customer shall have no right providing for the avoidance of pregranted abandonment.

2.2 This Agreement may be terminated at any time by Algonquin in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty days after payment is due; provided Algonquin gives ten days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Algonquin of such outstanding bill; provided that Algonquin shall not be entitled to terminate service pending the resolution of a disputed bill if Customer complies with the billing dispute procedure currently on file in Algonquin's tariff.

                                   ARTICLE III

                                  RATE SCHEDULE

3.1 Customer shall pay Algonquin for all services rendered hereunder and for the availability of such service under Algonquin's Rate Schedule AFT-1 as filed with the Federal Energy Regulatory Commission and as the same may be hereafter revised or changed. The rate to be charged Customer for transportation hereunder shall not be more than the maximum rate under Rate Schedule AFT-1, nor less than the minimum rate under Rate Schedule AFT-l.

3.2 This Agreement and all terms and provisions contained or incorporated herein are subject to the provisions of Algonquin's applicable rate schedules and of Algonquin's General Terms and Conditions on file with the Federal Energy Regulatory Commission, or other duly constituted authorities having jurisdiction, and as the same may be legally amended or superseded, which rate schedules and General Terms and Conditions are by this reference made a part hereof.

                                                             Contract No. 97036R

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

3.3 Customer agrees that Algonquin shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in
      (a) the rates and charges applicable to service pursuant to Algonquin's Rate Schedule AFT-1, (b) Algonquin's Rate Schedule AFT-1, pursuant to which service hereunder is rendered or (c) any provision of the General Terms and Conditions applicable to Rate Schedule AFT-1. Algonquin agrees that Customer may protest or contest the aforementioned filings, or may seek authorization from duly constituted regulatory authorities for such adjustment of Algonquin's existing FERC Gas Tariff as may be found necessary to assure that the provisions in (a), (b), or (c) above are just and reasonable.

                                   ARTICLE IV

                               POINT(S) OF RECEIPT

Natural gas to be received by Algonquin for the account of Customer hereunder shall be received at the outlet side of the measuring station(s) at or near the Primary Point(s) of Receipt set forth in Exhibit A of the service agreement, with the Maximum Daily Receipt Obligation and the receipt pressure obligation indicated for each such Primary Point of Receipt. Natural gas to be received by Algonquin for the account of Customer hereunder may also be received at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.2 of Rate Schedule AFT-1.

                                    ARTICLE V

                              POINT(S) OF DELIVERY

Natural gas to be delivered by Algonquin for the account of Customer hereunder shall be delivered on the outlet side of the measuring station(s) at or near the Primary Point(s) of Delivery set forth in Exhibit B of the service agreement, with the Maximum Daily Delivery Obligation and the delivery pressure obligation indicated for each such Primary Point of Delivery. Natural gas to be delivered by Algonquin for the account of Customer hereunder may also be delivered at the outlet side of any other measuring station on the Algonquin system, subject to reduction pursuant to Section 6.4 of Rate Schedule AFT-1.

                                                             Contract No. 97036R

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                   ARTICLE VI

                                    ADDRESSES

Except as herein otherwise provided or as provided in the General Terms and Conditions of Algonquin's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or first class mail to the post office address of the parties hereto, as the case may be, as follows:

      (a)   Algonquin:  Algonquin Gas Transmission Company
                        5400 Westheimer Court
                        Houston, TX 77056

      (b)    Customer:  Colonial Gas Company
                        40 Market Street
                        Lowell, MA 01853

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII

                                 INTERPRETATION

The interpretation and performance of the Agreement shall be in accordance with the laws of the Commonwealth of Massachusetts, excluding conflicts of law principles that would require the application of the laws of a different jurisdiction.

                                                             Contract No. 97036R

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                  ARTICLE VIII

                           AGREEMENTS BEING SUPERSEDED

When this Agreement becomes effective, it shall supersede the following agreements between the parties hereto:

      agreement dated January 6, 1999, between Algonquin and Customer under Algonquin's Rate Schedule AFT-1 (Pipeline's Contract No. 97036).

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective agents thereunto duly authorized, the day and year first above written.


                                  ALGONQUIN GAS TRANSMISSION COMPANY


                                  By: /s/ [ILLEGIBLE]
                                      --------------------------- /s/ PMT
                                  Title: Vice President
                                         ------------------------


                                  COLONIAL GAS COMPANY


                                  By: /s/ John P. Harrington
                                      ---------------------------
                                  Title: Senior V.P. - Gas Supply
                                         ------------------------

                                                             Contract No. 97036R

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                    Exhibit A

                               Point(s) of Receipt

                             Dated: August 25, 1999

               To the service agreement under Rate Schedule AFT-1
             between Algonquin Gas Transmission Company (Algonquin)
                       and Colonial Gas Company (Customer)
                         concerning Point(s) of Receipt

       Primary                   Maximum Daily              Maximum
       Point of                Receipt Obligation      Receipt Pressure
       Receipt                      (MMBtu)                 (Psig)
       -------                      -------                 ------

       Mendon, MA                    2,000             At any pressure
                                                       requested by
                                                       Algonquin not in
                                                       excess of 750 Psig.


Signed for Identification

Algonquin: /s/ [ILLEGIBLE]
           ------------------------------ /s/ JMM

Customer:  /s/ John P. Harrington
           ------------------------------

                                                             Contract No. 97036R

                                SERVICE AGREEMENT
                       (APPLICABLE TO RATE SCHEDULE AFT-1)

                                    Exhibit B

                              Point(s) of Delivery

                             Dated: August 25, 1999

           To the service agreement under Rate Schedule AFT-1 between
               Algonquin Gas Transmission Company (Algonquin) and
                         Colonial Gas Company (Customer)
                         concerning Point(s) of Delivery

       Primary                   Maximum Daily                    Minimum
       Point of                Delivery Obligation           Delivery Pressure
       Delivery                     (MMBtu)                        (Psig)
       --------                     -------                        ------

       On the outlet side
       of meter station
       located at:

       Sagamore, MA                  2,000                          225


Signed for Identification

Algonquin: /s/ [ILLEGIBLE]
           ------------------------------ /s/ JMM

Customer:  /s/ John P. Harrington
           ------------------------------